SUPPLEMENT DATED JANUARY 3, 2023

TO THE INITIAL SUMMARY PROSPECTUS DATED MAY 2, 2022

American General Life Insurance Company

Variable Annuity Account Ten

Advanced Outcomes Annuity

This supplement updates certain information in the most recent initial summary prospectus (the “Prospectus”). You should read this information carefully and retain this supplement for future reference together with the Prospectus for your policy. This supplement is not valid unless it is read in conjunction with the Prospectus for your policy. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectus.

The following definition is updated under SPECIAL TERMS USED IN THIS SUMMARY PROSPECTUS:

Strategy

An investment methodology seeking to provide targeted downside protection and upside potential in the variable annuity. A Strategy is represented across multiple Underlying Funds that are managed by Milliman Financial Risk Management LLC and is designed to target specific outcomes based upon the performance of the index or basket of equities to which they are referenced over a specified period of time. Each Strategy is constructed to target mitigation of a portion of downside performance risk associated with the referenced index or basket of equities (e.g. a buffer, floor, extended buffer, and/or participation rate), and target some level of upside performance capture associated with the referenced index or basket of equities (e.g. a cap, participation rate, trigger, and/or spread). A “basket of equities” may be comprised of common stock, cash or cash equivalents, such as money market instruments, that the advisor of the Underlying Funds believes will help achieve the Underlying Fund’s investment objective.

The Investment Options Annual Fees and the estimated Annual Costs are updated under Fees and Expenses in IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT:

Annual Fee	Minimum	Maximum
Investment Options[2] (Underlying Fund fees and expenses)	0.99%	1.52%

2 As a percentage of Underlying Fund net assets.

Lowest Annual Cost: $1,922	Highest Annual Cost: $2,988

The fee information is updated under Annual Underlying Fund Expenses in ADDITIONAL INFORMATION ABOUT FEES:

	Minimum	Maximum
Expenses deducted from Underlying Fund assets, including management fees, distribution and/or service (12b-1) fees, (if applicable) and other expenses.	0.99%	1.52%

The following table replaces the Minimum and Maximum Expense Examples in EXAMPLES:

MAXIMUM EXPENSE EXAMPLES

(assuming annual contract expenses of 1.45% (including the Return of Purchase Payment death benefit), the 0.75% Benefit Percentage under the optional 10-Year Account Value Buffer Benefit and investment in an Underlying Fund with total expenses of 1.52%*)

(1) If you surrender your contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$10,312	$16,932	$22,713	$38,914

(2) If you do not surrender or if you annuitize your contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$3,312	$10,932	$18,713	$38,914

* The 1 year Maximum Expense Example reflects the 0.43% Underlying Fund fee waiver.

MINIMUM EXPENSE EXAMPLES

(assuming minimum annual contract expenses of 1.25%, no election of optional features and investment in an Underlying Fund with total expenses of 0.99%**)

(1) If you surrender your contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$8,708	$12,465	$15,489	$25,312

(2) If you do not surrender or if you annuitize your contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$1,708	$6,465	$11,489	$25,312

** The 1 year Minimum Expense Example reflect the 0.56% Underlying Fund fee waiver.

The following Underlying Funds are hereby added to APPENDIX A - UNDERLYING FUNDS AVAILABLE UNDER THE CONTRACT:

Type	Underlying Fund – Share Class 3 Advisor Subadvisor (if applicable)	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
Large Cap Equity	Milliman – Capital Group Hedged U.S. Growth Strategy
	Milliman - Capital Group Hedged U.S. Growth Fund[10] Milliman Financial Risk Management, LLC Capital International, Inc.	1.09%*	N/A	N/A	N/A
Milliman – Capital Group Hedged U.S. Income and Growth Strategy
	Milliman - Capital Group Hedged U.S. Income and Growth Fund[10] Milliman Financial Risk Management, LLC Capital International, Inc.	1.09%*	N/A	N/A	N/A
Large Cap Equity	Milliman 6-Year Buffered S&P 500 with Par Up Outcome Strategy
	Milliman 6-Year Buffered S&P 500 with Par Up Outcome Fund - Apr (II)[12] Milliman Financial Risk Management, LLC	0.99%*	N/A	N/A	N/A
	Milliman 6-Year Buffered S&P 500 with Par Up Outcome Fund - Jul (II)[13] Milliman Financial Risk Management, LLC	0.99%*	N/A	N/A	N/A
Milliman 6-Year Parred Down S&P 500 with Par Up Outcome Strategy
	Milliman 6-Year Parred Down S&P 500 with Par Up Outcome Fund - Apr (II)[12] Milliman Financial Risk Management, LLC	0.99%*	N/A	N/A	N/A
	Milliman 6-Year Parred Down S&P 500 with Par Up Outcome Fund - Jul (II)[13] Milliman Financial Risk Management, LLC	0.99%*	N/A	N/A	N/A

* This Underlying Fund is subject to an expense reimbursement or fee waiver arrangement resulting in a temporary expense reduction. See the Underlying Fund prospectus for additional information.

[10]	Available for investment on or about February 10, 2023.
[12]	Available for investment on or about April 10, 2023.
[13]	Available for investment on or about July 10, 2023.